Exhibit 10.28

PLAYA HOTELS & RESORTS N.V.

Form of Dealer Manager and Solicitation Agent Agreement

New York, New York

May 22, 2017

Deutsche Bank Securities Inc.

60 Wall Street

New York, NY 10005

Ladies and Gentlemen:

Playa Hotels & Resorts N.V., a Dutch public limited liability company (naamloze vennootschap) (the “Company”), plans to commence an offer (as described in the Prospectus, the “Exchange Offer”) pursuant to which the Company will offer to the holders of certain of its outstanding warrants (as set forth in the Prospectus) (the “Warrants”) the opportunity to receive 0.1 of the ordinary shares (“Ordinary Shares”) in the capital of the Company in exchange for each of the Company’s Warrants tendered by a holder and exchanged upon the terms and subject to the conditions set forth in the Exchange Offer and Consent Solicitation Material. The Company has caused the Exchange Offer and Consent Solicitation Material to be prepared and furnished to you on or prior to the date hereof for use in connection with the Exchange Offer and the Consent Solicitation. Certain capitalized terms used herein are defined in Section 17 of this Agreement. Concurrently with the Exchange Offer, the Company will solicit (the “Consent Solicitation”) consents (“Consents”) from the holders of the Warrants, upon the terms and subject to the conditions set forth in the Exchange Offer and Consent Solicitation Material, to certain proposed amendments to the terms of the Warrants as described in the Prospectus.

Any reference herein to the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 11 of Form S-4 which were filed under the Exchange Act on or before the filing of the Pre-Effective Registration Statement, the effective date of the Registration Statement (the “Effective Date”) or the issue date of the Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the initial filing of the Pre-Effective Registration Statement, the Effective Date or the issue date of the Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

1. Appointment as Dealer Manager, Fees and Expenses.

(a)    The Company hereby engages Deutsche Bank Securities Inc. to act as the sole and exclusive dealer manager and solicitation agent for the Exchange Offer and the Consent Solicitation (the “Dealer Manager”). The Dealer Manager may, with the consent of the Company (not to be unreasonably withheld), perform the services contemplated hereby in conjunction with their Affiliates, and any Affiliates of the Dealer Manager performing services hereunder shall be entitled to the benefits and be subject to the terms, limitations and conditions of this Agreement. As Dealer Manager, you agree, in accordance with your firm’s customary practices, to perform in connection with the Exchange Offer and the Consent Solicitation those services as are customarily performed by investment banking firms acting as dealer managers and solicitation agents of exchange offers and consent solicitations each of a like nature, including without limitation, using commercially reasonable efforts to solicit tenders of the Warrants pursuant to the Exchange Offer, soliciting Consents, communicating with brokers, dealers, commercial banks, trust companies and other holders of the Warrants with respect to the Exchange Offer or the Consent Solicitation and assisting in the distribution of the Exchange Offer and Consent Solicitation Material.

(b)    Other than the references to the Dealer Manager in the Exchange Offer and Consent Solicitation Material, the Company agrees that it will not file, use or publish any material in connection with the Exchange Offer or the Consent Solicitation, use the name Deutsche Bank Securities Inc. (or any related names thereof), or the names of any of its affiliates, or refer to the Dealer Manager or its relationship with the Company in any such material, unless the Company has furnished a copy of such material to the Dealer Manager for its review prior to filing, use or publication and will not file, use or publish any such material to which the Dealer Manager reasonably objects. There shall be no fee for any such permitted use or reference other than as set forth herein.

2. Compensation.

(a)    The Company shall pay the Dealer Manager, in respect of its services as Dealer Manager, the fee set forth in the attached Schedule I (the “Fee”).

(b)    Unless this Agreement has been terminated by the Company pursuant to Section 9(a)(ii), the Company shall promptly reimburse the Dealer Manager, without regard to consummation of the Exchange Offer or the Consent Solicitation, on demand for the Dealer Manager’s reasonable out-of-pocket expenses that shall have been reasonably incurred by them in connection with preparing for and performing their functions as Dealer Manager in accordance with this Agreement, including the reasonable fees, costs and out-of-pocket expenses of counsel for its representation of the Dealer Manager in connection therewith, not exceeding in the case of such counsel’s fees, costs and out-of-pocket expenses, $150,000 (inclusive of any expenses attributable to such counsel in Section 5(j)(vii)).

3.    Representations and Warranties of the Company. The Company represents and warrants to and agrees with the Dealer Manager that:

(a)    The Company has prepared and filed with the Commission the Schedule TO and a registration statement on Form S-4, including a related preliminary prospectus, for registration under the Act of the offering and sale of the Ordinary Shares in connection with the Exchange Offer and the Consent Solicitation. Following the effectiveness of the Registration Statement, the Company will file with the Commission a final prospectus in accordance with Rule 424(b) if required by Commission rules. As filed, such preliminary prospectus, Schedule TO and final prospectus shall contain all information required by the Act and the Exchange Act and the rules and regulations of the Commission thereunder.

(b)    (i) The Pre-Effective Registration Statement and any amendment thereto, as of the Commencement Date, the Registration Statement, as of the Effective Date, the Expiration Date and the Exchange Date, and the Preliminary Prospectus and any amendments and supplements thereto, as of its date, the Commencement Date and the Exchange Date, comply, and will comply, in all material respects with the Act and the Exchange Act and the rules and regulations of the Commission thereunder (including Rule 13e-4 and Rule 14e under the Exchange Act), (ii) the Prospectus (together with any supplement and amendment thereto), as of the date it is first filed in accordance with Rule 424(b) under the Act (if it is so filed) and the Exchange Date, will comply, in all material respects with the Act and the Exchange Act and the rules and regulations of the Commission thereunder (including Rule 13e-4 and Rule 14e under the Exchange Act), (iii) the Pre-Effective Registration Statement and any amendment thereto as of the Commencement Date, and the Registration Statement, as of the Effective Date, the Expiration Date and the Exchange Date, did not contain, and will not contain, any untrue statement of a material fact and did not omit, and will not omit, to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) the Preliminary Prospectus as of its date did not contain any untrue statement of a material fact and did not omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (v) the Prospectus (together with any supplement or amendment thereto), as of the date it is first filed in accordance with Rule 424(b) (if required), the Expiration Date and the Exchange Date, will not contain any untrue statement of a material fact and will not omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus or the Prospectus (or any supplement or amendment thereto) in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of the Dealer Manager expressly for inclusion therein (the “Dealer Manager Information”), it being understood that the Dealer Manager Information in the Preliminary Prospectus shall include only the names and the contact information of the Dealer Manager in the Preliminary Prospectus and on the back cover of the Preliminary Prospectus.

(c)    Any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Exchange Offer or the Consent Solicitation (each, an “Issuer Free Writing Prospectus”) does not and will not conflict with the information contained in the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus or the Prospectus; each Issuer Free Writing Prospectus, in each case as supplemented by and taken together with the Registration Statement or the Prospectus as of the date of the use of such Issuer Free Writing Prospectus, did not and will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with the Dealer Manager Information.

(d)    The documents incorporated by reference in the Registration Statement and the Prospectus and the Schedule TO, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Dealer Manager Information.

(e)    No stop order suspending the effectiveness of the Registration Statement has been issued by the Commission.

(f)    The Company has not paid or agreed to pay to any person any compensation for (i) soliciting another person to purchase any of its securities pursuant to the Exchange Offer or (ii) soliciting tenders or consents by holders of Warrants pursuant to the Exchange Offer or Consent Solicitation (except as contemplated in this Agreement and the Exchange Offer and Consent Solicitation Material).

(g)    The Company and, to its knowledge, the Company’s subsidiaries and any of its or their respective directors, officers or controlling persons have not taken, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the Exchange Offer or the Consent Solicitation.

(h)    The Company and each of its Significant Subsidiaries (as defined in Rule 1.02(w) of Regulation S-X) have been duly incorporated or organized and are validly existing corporations or other entities in good standing under the laws of their respective jurisdiction of incorporation or organization and have full power and authority to own their respective properties and to conduct their respective businesses as described in the Preliminary Prospectus as of the Commencement Date and in the Prospectus as of the Expiration Date and the Exchange Date, except, in the case of any Significant Subsidiary, where the failure to be so duly incorporated or organized, validly existing, in good standing or have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect (as defined below).

(i)    As of the Commencement Date, the Expiration Date and the Exchange Date, the Company represents that since the date of the latest audited financial statements incorporated by reference in the Preliminary Prospectus as amended or supplemented there has not been (i) any material change in the capital stock (other than as occasioned by the

Company’s ordinary shares, par value €0.10 per share, having been issued pursuant to employee benefit plans of the Company), or (ii) any material adverse change in or affecting the business, financial position, shareholders’ equity or results of operations of the Company and its consolidated subsidiaries considered as an entirety, in each case, otherwise than as set forth or contemplated in the Preliminary Prospectus as amended or supplemented, in the case of a representation made as of the Commencement Date, or in the Prospectus as amended or supplemented as of the Expiration Date or the Exchange Date, as the case may be, in the case of a representation made as of the Expiration Date or the Exchange Date (any such change described in clause (ii) is referred to as a “Material Adverse Change”).

(j)    The execution and delivery of, and the performance by the Company of its obligations under, this Agreement have been, and the Exchange Offer and the Consent Solicitation, prior to the Commencement Date (if later than the date hereof), will be, duly authorized by all necessary corporate action on the part of the Company, and this Agreement has been duly executed and delivered by the Company.

(k)    The Company’s authorized share capital as set forth in the Preliminary Prospectus and Prospectus and the capital stock of the Company conforms in all material respects to the description thereof contained in the Preliminary Prospectus and Prospectus; all of the issued ordinary shares of the Company have been duly and validly authorized and are fully paid and non-assessable.

(l)    The Ordinary Shares to be issued in exchange for the Warrants as contemplated by the Exchange Offer and Consent Solicitation Material have been duly authorized for issuance and sale by the Company, and, when issued and delivered as contemplated therein, will be duly and validly issued, fully paid and nonassessable; neither the filing of the Registration Statement nor the issuance of the Ordinary Shares as contemplated by the Exchange Offer and Consent Solicitation Material will give rise to any preemptive or similar rights, other than those which have been waived or satisfied or those relating to the registration of the Ordinary Shares.

(m)    The Company has filed with the Commission pursuant to Rule 13e-4(c)(1) under the Exchange Act (or Rule 425 under the Act) or otherwise all written communications made by the Company or any affiliate of the Company in connection with or relating to the Exchange Offer or the Consent Solicitation that are required to be filed with the Commission, in each case on the date of their first use.

(n)    The Company has complied in all material respects with the Act and the Exchange Act and the rules and regulations of the Commission thereunder in connection with the Exchange Offer, the Consent Solicitation, the Exchange Offer and Consent Solicitation Material and the transactions contemplated hereby and thereby.

(o)    The issue and sale of the Ordinary Shares, the execution and delivery of this Agreement, the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions contemplated herein and in the Preliminary Prospectus and Prospectus, will not (i) result in any violation of the provisions of the organizational documents of the Company, (ii) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company are subject, or (iii) result in any violation of any statute or any order, rule or regulation of any court or other governmental agency or body having jurisdiction over the Company or any of its properties, except, in the case of clause (ii) or (iii) above, for any such conflicts, breaches, defaults and violations that would not have a material adverse effect on the business, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries considered as an entirety (a “Material Adverse Effect”) or affect the validity of the Ordinary Shares.

(p)    No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required by the Company for the issue and sale of the Ordinary Shares or the consummation by the Company of the transactions contemplated by this Agreement, except for (i) such consents, approvals, authorizations, orders, registrations or qualifications the failure to obtain or make would not have a Material Adverse Effect or affect the validity of the Ordinary Shares, (ii) such consents, approvals, authorizations, orders, registrations or qualifications as have been obtained under the Act and the rules and regulations of the Commission thereunder, and (iii) such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws (including insurance laws of any state relating to offers and sales of securities in such state) in connection with the Exchange Offer and Consent Solicitation.

(q)    (A) The financial statements of the Company (including the related notes and supporting schedules) filed as part of the Pre-Effective Registration Statement, the Registration Statement or included or incorporated by reference in the Preliminary Prospectus or the Prospectus present fairly in all material respects the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and (except to the extent, if any, otherwise disclosed therein) have been prepared in conformity with generally accepted accounting principles in the United States (“U.S. GAAP”) applied on a consistent basis throughout the periods involved; (B) the financial statements of Pace Holdings Corp. and its subsidiaries (including the related notes and supporting schedules) filed as part of the Pre-Effective Registration Statement, the Registration Statement or included or incorporated by reference in the Preliminary Prospectus or the Prospectus, have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved; and (C) the pro forma financial information and the related notes thereto filed as part of the Pre-Effective Registration Statement, the Registration Statement or included or incorporated by reference in the Preliminary Prospectus or the Prospectus have been prepared in accordance with the requirements of Article 11 of Regulation S-X, and the assumptions underlying such pro forma financial information are reasonable and are set forth in each of the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus.

(r)    Except as otherwise noted in the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus or the Prospectus, the Company maintains a system of internal control over financial reporting (as such term is defined in

Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Except as otherwise noted in the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus or the Prospectus, as of the end of the period covered by the Company’s most recent annual report filed with the SEC on Form 10-K, the Company’s internal control over financial reporting was effective and the Company was not aware of any material weaknesses in its internal control over financial reporting.

(s)    Except as otherwise disclosed in the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus or the Prospectus, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented, there had been no change in the Company’s internal control over financial reporting that had materially affected, or was reasonably likely to materially affect, the Company’s internal control over financial reporting, as of the end of the period covered by the Company’s most recent periodic report filed with the SEC on Form 10-Q.

(t)    The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(u)    (A) Deloitte & Touche LLP (the “Company Auditors”), who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited financial statements and schedules included or incorporated by reference in the Prospectus, is an independent registered public accounting firm with respect to the Company within the meaning of the Act and the rules and regulations of the Commission thereunder. KPMG LLP (the “Pace Auditors”), who have certified certain financial statements of Pace Holdings Corp. and its consolidated subsidiaries and delivered their report with respect to the audited financial statements and schedules included or incorporated by reference in the Prospectus, is an independent registered public accounting firm with respect to Pace Holdings Corp. within the meaning of the Act and the rules and regulations of the Commission thereunder.

(v)    There is no action, suit or proceeding pending, or to the knowledge of the Company, threatened against the Company or any of its subsidiaries, which (i) has, or may reasonably be expected in the future to have, a Material Adverse Effect, except as set forth or contemplated in the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus or the Prospectus or (ii) is required to be described in the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus and

the Prospectus and is not so described; and there are no contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(w)    Neither the Company nor any of its Significant Subsidiaries is in violation or default of: (i) any provision of its respective organizational documents; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement or instrument to which it is a party or bound or to which its property is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, except, in the case of clause (ii) or (iii) only, to the extent it would not have a Material Adverse Effect.

(x)    The Company and its Significant Subsidiaries possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to own, lease and operate their respective properties and to conduct their respective businesses in the manner described in the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus and the Prospectus, and neither the Company nor any of its Significant Subsidiaries has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which would not, individually or in the aggregate, have a Material Adverse Effect.

(y)    To the knowledge of the Company, neither the Company nor its wholly owned subsidiaries, nor any director, officer, agent, employee or affiliate of the Company or any of its wholly owned subsidiaries, is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA, except to the extent such violation would not have a Material Adverse Effect, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Company and its wholly owned subsidiaries have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance with the FCPA.

(z)    The Company represents that neither the Company nor any of its wholly-owned subsidiaries (collectively, the “Entity”) nor, to the knowledge of the Company, any director or officer of the Entity, is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is: (1) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control or the United Nations Security Council (collectively, the “Sanctions”), or (2) located, organized or resident in a country or territory that is the subject of Sanctions.

(aa)    (1) To the knowledge of the Company, the operations of the Company and its wholly owned subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended (to the extent applicable to such operations), the money laundering statutes of all jurisdictions where the Company and its wholly-owned subsidiaries conduct business, and the rules and regulations thereunder (collectively, the “Anti-Money Laundering Laws”); and (2) to the knowledge of the Company, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its wholly-owned subsidiaries with respect to the Anti-Money Laundering Laws is pending or has been threatened.

(bb)    The Company is not, and after giving effect to the consummation of the Exchange Offer or the Consent Solicitation will not be, an “investment company” as defined in the Investment Company Act.

(cc)    At the earliest time after the filing of the Pre-Effective Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Ordinary Shares to be issued in the Exchange Offer or Consent Solicitation, the Company was not an “ineligible issuer” as defined in Rule 405 under the Act.

(dd)    Based on its and its subsidiaries expected operations, composition of assets and income and its market capitalization (which will fluctuate from time to time), the Company (or its predecessor, as applicable) does not expect that it is in 2017, and does not expect to become in 2018, a “passive foreign investment company” (a “PFIC”) within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended, and, if the Company is not a PFIC in 2017 and 2018, it does not expect that it was a PFIC in 2016, and the Company has no current plan or intention to conduct its business in a manner that reasonably could be expected to result in the Company becoming a PFIC in the future.

4.    Representations, Warranties and Agreements of the Dealer Manager. The Dealer Manager hereby represents, warrants and agrees that:

(a)    The Dealer Manager will not (1) cause to be disseminated to holders, dealers or the public any written material for or in connection with the Exchange Offer or Consent Solicitation other than one or more of the Exchange Offer and Consent Solicitation Material and any Issuer Free Writing Prospectus relating to the Exchange Offer or Consent Solicitation in a form agreed between the Company and the Dealer Manager, or (2) make any public oral communications relating to the Exchange Offer or the Consent Solicitation that have not been previously approved by the Company except as contemplated in the penultimate sentence of Section 6.

(b)    The Dealer Manager’s acceptance of this Agreement has been duly authorized, executed and delivered by the Dealer Manager.

5.    Agreements. The Company agrees with the Dealer Manager that:

(a)    Prior to the termination of the Exchange Offer and the Consent Solicitation, the Company will not file any amendment to the Pre-Effective Registration Statement or the Registration Statement or supplement to the Preliminary Prospectus or the Prospectus (other than an amendment or supplement as a result of filings by the Company under the Exchange Act of documents incorporated by reference therein) unless the Company has furnished the Dealer Manager a copy of such proposed amendment or supplement, as applicable, for its review prior to filing and will not file any such proposed amendment or supplement to which the Dealer Manager reasonably objects. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective, or filing of the Preliminary Prospectus or the Prospectus is otherwise required under the Act or the Exchange Act and the rules and regulations of the Commission thereunder, the Company will cause the Preliminary Prospectus or the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) or in an amendment to the Registration Statement, whichever is applicable, within the time period prescribed. The Company will promptly advise the Dealer Manager (i) when the Registration Statement, and any amendment thereto, shall have become effective, (ii) when the Preliminary Prospectus or the Prospectus, and any supplement thereto or any document incorporated therein, shall have been filed (if required) with the Commission, (iii) when, prior to termination of the Exchange Offer and the Consent Solicitation, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission or its staff for any amendment of the Pre-Effective Registration Statement or the Registration Statement or supplement to the Preliminary Prospectus or the Prospectus or for any additional information, (v) the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, or the initiation or threatening of any proceeding for any such purpose, and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Ordinary Shares for sale in any jurisdiction within the United States or the initiation or threatening of any proceeding for such purpose. In the event of the issuance of any such stop order or of any such order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, the Company will use its reasonable best efforts to obtain its withdrawal. The Company agrees to use its reasonable best efforts to cause the Registration Statement to become effective as soon as practicable and as much in advance of the Expiration Date as practicable.

(b)    The Company will furnish to the Dealer Manager and counsel for the Dealer Manager, without charge, conformed copies of the Registration Statement (including exhibits thereto) and as many copies of the Exchange Offer and Consent Solicitation Material and the Prospectus in final form as the Dealer Manager may reasonably request.

(c)    The Company will comply with the Act and the Exchange Act and the rules and regulations of the Commission thereunder so as to permit the completion of the distribution of the Ordinary Shares issued in the Exchange Offer and Consent Solicitation, as contemplated by this Agreement, the Registration Statement and the Prospectus. If, at any time when a prospectus relating to the Exchange Offer or Consent Solicitation is required to be delivered under the Act or the Exchange Act and the rules and regulations of the Commission thereunder, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act and the rules and regulations of the Commission thereunder, in connection with use or delivery of the Exchange Offer and

Consent Solicitation Material, the Company promptly will (i) notify the Dealer Manager of any such event, (ii) upon the request of Dealer Manager, prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance, (iii) use its reasonable best efforts to have any amendment to the Registration Statement or new registration statement declared effective as soon as practicable in order to avoid any disruption in use of the Prospectus, and (iv) supply any supplemented Exchange Offer and Consent Solicitation Material to the Dealer Manager in such quantities as they may reasonably request.

(d)    The Company agrees to advise the Dealer Manager promptly of (i) any proposal by the Company to withdraw, rescind or modify the Exchange Offer and Consent Solicitation Material or to withdraw, rescind or terminate the Exchange Offer or the Consent Solicitation or the exercise by the Company of any right not to exchange the Warrants pursuant to the Exchange Offer or the Consent Solicitation, (ii) its awareness of the issuance of a stop order suspending the effectiveness of the Registration Statement or of any notice objecting to its use by the Commission or any other regulatory authority, or the institution or threatening of any proceedings for that purpose (and will promptly furnish the Dealer Manager with a copy of any such order), (iii) its awareness of the occurrence of any development that could reasonably be expected to result in a Material Adverse Change relating to or affecting the Exchange Offer or the Consent Solicitation and (iv) any other non-privileged information relating to the Exchange Offer, the Consent Solicitation the Exchange Offer and Consent Solicitation Material or this Agreement which the Dealer Manager may from time to time reasonably request.

(e)    To the extent it is permitted by law, the Company will inform the Dealer Manager of any material litigation or administrative action with respect to the Exchange Offer or the Consent Solicitation as soon as practicable after the Company becomes aware of it.

(f)    As soon as practicable, but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), the Company will make generally available to its security holders an earnings statement or statements of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

(g)    The Company will promptly from time to time to take such action as the Dealer Manager may reasonably request to qualify the Ordinary Shares for offering and sale under the securities laws of such jurisdictions as the Dealer Manager may request and to comply with such laws so as to permit the continuance of sales and dealings in such jurisdictions for as long as may be necessary to complete the Exchange Offer and the Consent Solicitation; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

(h)    The Company will cause all Warrants accepted in the Exchange Offer to be cancelled.

(i)    The Company will cooperate with the Dealer Manager to permit the Ordinary Shares to be eligible for clearance and settlement through The Depository Trust Company.

(j)    The Company agrees to pay the costs and expenses relating to the transactions contemplated hereunder, including without limitation the following: (i) the preparation of this Agreement, the Prospectus, the issuance of the Ordinary Shares and the fees of the information agent and exchange agent engaged by the Company; (ii) the preparation, printing or reproduction of the Exchange Offer and Consent Solicitation Material and each amendment or supplement thereto; (iii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Exchange Offer and Consent Solicitation Material (and all amendments or supplements thereto) as may, in each case, be reasonably requested for use in connection with the Exchange Offer and Consent Solicitation; (iv) the preparation, printing, authentication, issuance and delivery of certificates for the Ordinary Shares, if applicable, including any stamp or transfer taxes, if any, in connection with the original issuance of the Ordinary Shares; (v) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the Exchange Offer or the Consent Solicitation; (vi) advertising expenses in connection with the Exchange Offer or the Consent Solicitation, if any; (vii) any registration or qualification of the Ordinary Shares for offer and sale under the blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Dealer Manager relating to such registration and qualification); (viii) transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective participants in the Exchange Offer; (ix) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel, if any) for the Company; (x) fees and expenses incurred in connection with listing the Ordinary Shares issued in connection with the Exchange Offer on The Nasdaq Stock Market (“NASDAQ”); and (xi) all other costs and expenses incident to the performance by the Company of its obligations hereunder and in connection with the Exchange Offer or the Consent Solicitation. It is understood that, except as provided in this Section, Section 2 and Section 7 hereof, the Dealer Manager will pay all of its own costs, including transfer taxes on resale of any of the Ordinary Shares issued in the Exchange Offer or the Consent Solicitation by them, and any advertising expenses connected with any offers they may make.

(k)    The Company will not take, directly or indirectly, any action that is designed to cause or result in, or which might reasonably be expected to cause or result in, under the Exchange Act and the rules and regulations of the Commission thereunder or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the Exchange Offer or the Consent Solicitation; provided that the Company shall not be responsible as to any action taken or to be taken by the Dealer Manager.

(l)    The Company shall arrange for Georgeson & Co. to serve as Information Agent and Exchange Agent and authorizes the Dealer Manager to communicate with each of the Information Agent and the Exchange Agent to facilitate the Exchange Offer and the Consent Solicitation.

(m)    The Company agrees not to exchange any Warrants during the period beginning on the Commencement Date and ending on the Exchange Date except pursuant to and in accordance with the Exchange Offer, the Consent Solicitation or as otherwise agreed to in writing by the parties hereto and permitted under applicable laws and regulations.

(n)    The Company will comply in all material respects with the Act and the Exchange Act and the rules and regulations of the Commission thereunder, including Rule 13e-4 and Rule 14e-1 under the Exchange Act, in connection with the Exchange Offer, the Consent Solicitation, the Exchange Offer and Consent Solicitation Material and the transactions contemplated hereby and thereby. The Company will file with the Commission pursuant to Rule 13e-4(c)(1) under the Exchange Act (or Rule 425 under the Act) or otherwise all written communications made by the Company or any affiliate of the Company in connection with or relating to the Exchange Offer or the Consent Solicitation that are required to be filed with the Commission, in each case on the date of their first use.

6.    Conditions to the Obligations of the Dealer Manager. The obligations of the Dealer Manager under this Agreement shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein, in all material respects (except for such representations and warranties that are already qualified by materiality concepts, which representations and warranties shall be accurate in all respects), at the Commencement Date, the Effective Date and the Exchange Date, to the accuracy, in all material respects (except for such statements that are already qualified by materiality concepts, which statements shall be accurate in all respects), of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, in all material respects (except for such obligations that are already qualified by materiality concepts, which obligations shall be performed in all respects) and to the following additional conditions:

(a)    The Registration Statement shall have become effective on or prior to the Expiration Date.

(b)    As of the Exchange Date, no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company, threatened by the Commission.

(c)    Hogan Lovells US LLP, counsel for the Company, shall have delivered to the Dealer Manager at the Commencement Date, the Effective Date and the Exchange Date, as applicable, its opinion and negative assurance letter, as applicable, as set forth in Schedule II(a).

(d)    NautaDutilh N.V., Dutch counsel for the Company, shall have delivered to the Dealer Manager at the Commencement Date, and the Exchange Date, as applicable, its opinion as set forth in Schedule II(b).

(e)    At the Commencement Date, the Effective Date and the Exchange Date, the Dealer Manager shall have received from Cleary Gottlieb Steen & Hamilton LLP, counsel for the Dealer Manager, such letter and, at the Commencement Date and Exchange Date only, such opinion, in each case addressed to the Dealer Manager with respect to the Exchange Offer and the Consent Solicitation as the Dealer Manager may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purposes of enabling them to pass upon such matters.

(f)    At the Exchange Date, the Company shall have furnished or caused to be furnished to the Dealer Manager a certificate of the Company, signed by the Chief Executive Officer, the President, any Vice Chairman, any Executive or Senior Vice President or any Secretary or Treasurer of the Company and a principal financial or accounting officer of the Company, dated as of the Exchange Date, in which such officers, to the best of their knowledge after reasonable investigation, shall state that:

(i)    the representations and warranties of the Company in this Agreement are true and correct in all material respects (except for such representations and warranties that are already qualified by materiality concepts, which representations and warranties shall be true and correct in all respects), as of the Exchange Date;

(ii)     the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Exchange Date;

(iii)    no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened by the Commission; and

(iv)    since the date of the most recent financial statements included or incorporated by reference in the Prospectus, there has been no Material Adverse Change, except as set forth in or contemplated in the Prospectus as amended or supplemented.

(g)    The Company shall have requested and caused the Company Auditors and the Pace Auditors to deliver to the Dealer Manager letters as of the Commencement Date, the Effective Date and the Exchange Date, in the form and substance reasonably satisfactory to the Dealer Manager.

(h)    (i) Subsequent to the Commencement Date, there shall not have been any change specified in the letters referred to in paragraph (h) of this Section 6, or (ii) subsequent to the Commencement Date or, if earlier, the dates as of which information is given in the Preliminary Prospectus (exclusive of any amendment or supplement thereto), there shall not have been any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), prospects, earnings, business or properties the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Preliminary Prospectus (exclusive of any amendment or supplement thereto), the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Dealer Manager, so material and adverse as to make it impractical or inadvisable to market or deliver the Ordinary Shares or solicit tenders of Warrants as contemplated by the Preliminary Prospectus (exclusive of any amendment or supplement thereto).

(i)    Reserved.

(j)    Prior to the Exchange Date, the Company shall have delivered to the Dealer Manager and its counsel such further information, certificates and documents as the Dealer Manager may reasonably request.

(k)    Prior to the Exchange Date, the Ordinary Shares shall have been approved for listing, subject to notice of issuance, on NASDAQ.

(l)    Reserved.

If (i) any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or (ii) any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Dealer Manager and its counsel, this Agreement and all obligations of the Dealer Manager hereunder may be cancelled by the Dealer Manager at, or at any time prior to, the Exchange Date. Notice of such cancellation shall be given to the Company in writing.

7. Indemnification and Contribution.

(a)    The Company will indemnify and hold harmless the Dealer Manager against any losses, claims, damages or liabilities, joint or several, to which the Dealer Manager may become subject, under the Act, the Exchange Act and the rules and regulations of the Commission thereunder or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus (or any amendment or supplement thereto), the Prospectus, or any Issuer Free Writing Prospectus, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (iii) the Company’s failure to make or consummate the Exchange Offer or the Consent Solicitation or the withdrawal, rescission, termination, amendment or extension of the Exchange Offer or the Consent Solicitation or any failure on the Company’s part to comply in any material respect with the terms and conditions contained in the Exchange Offer and Consent Solicitation Material, (iv) any action or failure to act in connection with the Exchange Offer or the Consent Solicitation by the Company or its respective directors, officers, agents or employees or by an indemnified party at the request or with the consent of the Company, or (v) otherwise related to or arising out of the Dealer Manager’s engagement hereunder, except, in the case of clauses (iii), (iv) and (v) only, to the extent such actions or failures to act arise from the Dealer Manager’s bad faith, gross negligence or willful misconduct; and will reimburse the Dealer Manager for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Preliminary Prospectus or any amendment or supplement thereto, the Prospectus or any Issuer Free Writing Prospectus, in reliance upon and in conformity with the Dealer Manager Information.

(b)    The Dealer Manager will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act, the Exchange Act and the rules and regulations of the Commission thereunder or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, or the Prospectus or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with the Dealer Manager Information; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)    Promptly after receipt by an indemnified party under subsection 7(a) or 7(b), above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection except to the extent that it has been prejudiced by such failure. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff that is not subject to further appeal, the indemnifying party agrees to indemnify each indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party, unless such settlement (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)    If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to herein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) related to or arising out of the Exchange Offer or Consent Solicitation in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Dealer Manager on the other from the actual or proposed transaction giving rise to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Dealer Manager on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Dealer Manager on the other shall be deemed to be in the same proportion as the total value paid or proposed to be paid to holders of Warrants pursuant to the Exchange Offer and the Consent Solicitation (whether or not consummated) bears to the fees actually received by the Dealer Manager pursuant to Section 2(a) hereof (exclusive of amounts paid for reimbursement of expenses or paid under this Agreement). For purposes of the preceding sentence, the total value paid or proposed to be paid to holders of Warrants pursuant to the Exchange Offer and the Consent Solicitation shall equal (i) if the Exchange Offer or the Consent Solicitation is consummated, the total market value of the Ordinary Shares (as of the Expiration Date) issued, and the cash consideration paid, in the Exchange Offer and the Consent Solicitation, or (ii) if the Exchange Offer and the Consent Solicitation is not consummated, the total market value (as of the date when the Exchange Offer is terminated or otherwise withdrawn by the Company) of the Ordinary Shares issuable, and the cash consideration payable, in the Exchange Offer and the Consent Solicitation, based on the maximum number of Warrants that could be exchanged in the Exchange Offer and the Consent Solicitation as described in the Preliminary Prospectus Supplement or Prospectus immediately before the termination or withdrawal of the Exchange Offer and the Consent Solicitation. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading relates to information supplied by the Company on the one hand or by the Dealer Manager on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Dealer Manager agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Dealer Manager shall be required to contribute any amount in excess of the amount of the compensation actually paid by the Company to the Dealer Manager in connection with its engagement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)    The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Dealer Manager within the meaning of the Act and the rules and regulations of the Commission thereunder; and the obligations of the Dealer Manager under this Section 7 shall be in addition to any liability which the respective Dealer Manager may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act and the rules and regulations of the Commission thereunder.

8.    Certain Acknowledgments.

The Company acknowledges and agrees that (i) you and your affiliates are engaged in a broad range of securities activities and may provide financing, advisory or other services to parties whose interests may conflict with those of the Company and (ii) you or such affiliates may, for your own account or the account of customers, purchase or sell, or hold a long or short position in, securities of the Company, including the Warrants and/or the Ordinary Shares and that you may or may not tender any such Warrants in the Exchange Offer or provide related consents.

In recognition of the foregoing, the Company agrees that the Dealer Manager is not required to restrict their activities as a result of this engagement, and that the Dealer Manager may undertake any business activity without further consultation with or notification to the Company, subject to applicable law. Neither this Agreement, the receipt by the Dealer Manager of confidential information nor any other matter shall give rise to any fiduciary, equitable or contractual duties (including without limitation any duty of trust or confidence) that would prevent or restrict the Dealer Manager from acting on behalf of other customers or for its own account. Furthermore, the Company agrees that neither the Dealer Manager nor any member or business of the Dealer Manager is under a duty to disclose to the Company any information whatsoever about or derived from those activities or to account for any revenue or profits obtained in connection with such activities. However, consistent with the Dealer Manager’s long-standing policy to hold in confidence the affairs of their customers, the Dealer Manager will not use confidential information obtained from the Company except in connection with their services to, and their relationship with, the Company.

The Company acknowledges and agrees that the Dealer Manager is acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the Exchange Offer and the Consent Solicitation contemplated hereby (including in connection with determining the terms of the Exchange Offer and the Consent Solicitation) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, the Dealer Manager is not advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Dealer Manager shall have no responsibility or liability to the Company with respect thereto. Any review by the Dealer Manager of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Dealer Manager and shall not be on behalf of the Company.

9.    Termination; Representations, Acknowledgments and Indemnities to Survive.

(a)    Subject to clause (c) below, this Agreement may be terminated by the Company, at any time upon notice to the Dealer Manager, if (i) at any time prior to the Exchange Date, the Exchange Offer and the Consent Solicitation is terminated or withdrawn by the Company for any reason, or (ii) the Dealer Manager does not comply in all material respects with any material covenant in Section 1.

(b)    Subject to clause (c) below, this Agreement may be terminated by the Dealer Manager, at any time upon notice to the Company, if (i) at any time prior to the Exchange Date, the Exchange Offer and the Consent Solicitation is terminated or withdrawn by the Company for any reason, (ii) the Company does not comply in all material respects with any covenant specified in Section 1, (iii) the Company shall publish, send or otherwise distribute any amendment or supplement to the Exchange Offer and Consent Solicitation Material to which the Dealer Manager shall reasonably object or which shall be reasonably disapproved by the counsel to the Dealer Manager or (iv) the Dealer Manager cancels the Agreement pursuant to Section 6.

(c)    The respective indemnities, agreements, representations, warranties and other statements of the Company and the Dealer Manager, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Dealer Manager or any controlling person of the Dealer Manager, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities. The provisions of Section 2, Section 5(j), Section 7 and this Section 9(c) hereof shall survive the termination or cancellation of this Agreement.

10.    Notices. All communications hereunder will be in writing (or by email) and effective only on receipt, and, if sent to the Dealer Manager, will be mailed, delivered or telefaxed to Deutsche Bank Securities Inc., 60 Wall Street, 2nd Floor, New York, New York 10005, Attention: Equity Capital Markets – Syndicate Desk, with a copy to Deutsche Bank Securities Inc., 60 Wall Street, 36th Floor, New York, N.Y. 10005, Attention: General Counsel (fax no.: (212) 797-4564) or, if sent to the Company, will be mailed, delivered or emailed to Playa Hotels & Resorts N.V.,1560 Sawgrass Corporate Parkway, Suite 310, Fort Lauderdale, FL 33323, Attention: General Counsel (email: david.camhi@playaresorts.com).

11.    Successors. This Agreement shall be binding upon, and inure solely to the benefit of, the Dealer Manager, the Company and, to the extent provided in Section 7 and Section 9(c) hereof, the officers and directors of the Company and each person who controls the Company or the Dealer Manager, and their respective heirs, executors, administrators, personal representatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No person receiving the Ordinary Shares in the Exchange Offer or pursuant to the Consent Solicitation shall be deemed a successor or assign by reason merely of such purchase.

12.    Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles thereof.

13.    Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

14.    Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding a “Related Judgment,” as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any Specified Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum. The Company hereby irrevocably appoints Playa Management USA, LLC at 3950 University Drive, Suite 301, Fairfax, Virginia 22030 as its authorized agent (the “Authorized Agent”) to receive service of process or other legal summons for purposes of any Related Proceeding that may be instituted in any Specified Court.

15.    Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

16.    Definitions. The following terms, when used in this Agreement, shall have the meanings indicated.

“Act” shall mean the U.S. Securities Act of 1933, as amended.

“Affiliate” shall have the meaning specified in Rule 501(b) of Regulation D.

“Agreement” shall mean this Dealer Manager and Solicitation Agent Agreement.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law or executive order to close in The City of New York.

“Commencement Date” shall mean the date that the letter of transmittal and consent is first distributed to the holders of the Warrants.

“Commission” shall mean the U.S. Securities and Exchange Commission.

“Effective Date” shall mean the time the Registration Statement is declared effective under the Act.

“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended.

“Exchange Date” shall mean the date on which the Company issues the Ordinary Shares pursuant to the Exchange Offer or the Consent Solicitation.

“Exchange Offer and Consent Solicitation Material” shall mean the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus, the Prospectus, the accompanying letter of transmittal and consent, the Schedule TO, the notice of guaranteed delivery, and all other documents filed or to be filed with any federal, state or local government or regulatory agency or authority in connection with the Exchange Offer or the Consent Solicitation, each as prepared or approved by the Company.

“Expiration Date” shall mean 11:59 p.m., New York City time on June 19, 2017, as may be extended by the Company in its sole discretion.

“FCPA” means Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

“Investment Company Act” shall mean the Investment Company Act of 1940, as amended.

“Pre-Effective Registration Statement” shall mean the registration statement, filed by the Company with the Commission registering the Exchange Offer under the Act, including exhibits thereto and any documents incorporated by reference therein or deemed part of such registration statement pursuant to Rule 430C under the Act, in the form in which it is initially filed with the Commission.

“Preliminary Prospectus” shall mean the preliminary prospectus that is used prior to the filing of the Prospectus, as amended or supplemented from time to time, including any documents incorporated in the Preliminary Prospectus by reference.

“Prospectus” shall mean the final prospectus included in the Registration Statement (including any documents incorporated in the Prospectus by reference), except that if the final prospectus furnished to the Dealer Manager for use in connection with the Exchange Offer differs from the prospectus set forth in the Registration Statement (whether or not such prospectus is required to be filed pursuant to Rule 424(b) under the Act), the term “Prospectus” shall refer to the final prospectus furnished to the Dealer Manager for such use.

“Registration Statement” shall mean the registration statement filed by the Company with the Commission registering the Exchange Offer under the Act, including exhibits thereto and any documents incorporated by reference therein or deemed part of such registration statement pursuant to Rule 430C under the Act, in the form in which it becomes effective and, in the event of any amendment or supplement thereto or the filing of any abbreviated registration statement pursuant to Rule 462(b) under the Act relating thereto after the effective date of such registration statement, shall also mean such registration statement as so amended or supplemented, together with any such abbreviated registration statement.

“Schedule TO” shall mean the tender offer statement filed with the Commission on Schedule TO, including any documents incorporated by reference therein, with respect to the Exchange Offer, including any amendment or supplement thereto.

“U.S.” or the “United States” shall mean the United States of America.

“You” or “Your” shall mean the Dealer Manager.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement between the Company and the Dealer Manager.

Very truly yours,

Playa Hotels & Resorts N.V.

By
Name:
Title:

The foregoing Agreement is hereby

confirmed and accepted as of the

date first above written.

Deutsche Bank Securities Inc.

By: Deutsche Bank Securities Inc.as Dealer Manager

By
Name:
Title:

By
Name:
Title:

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